UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2024

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 971 43966949

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	OTC Pink

Class A Common Stock, par value $0.0001 per share	IRAA	OTC Pink

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Seventh Amendment to the Business Combination Agreement

On December 26, 2024, Iris Acquisition Corp, a Delaware corporation (“Iris”), Iris Parent Holding Corp., a Delaware corporation (“ParentCo”) and Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”), entered into a seventh amendment (the “Seventh BCA Amendment”) to the Business Combination Agreement, dated November 30, 2022, as amended by the Amendment to Business Combination Agreement, dated June 1, 2023, the Second Amendment to Business Combination Agreement, dated August 14, 2023, the Third Amendment to Business Combination Agreement, dated March 9, 2024, the Fourth Amendment to Business Combination Agreement, dated July 19, 2024, the Fifth Amendment to Business Combination Agreement, dated August 16, 2024 and the Sixth Amendment to Business Combination Agreement, dated October 23, 2024 (the “BCA”), to extend the date by which the Company or ParentCo can terminate the BCA in the event the business combination has not been consummated to June 30, 2025.

The foregoing description of the Seventh BCA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Seventh BCA Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

PIPE Equity Subscription Agreement

On December 26, 2024, ParentCo, Iris, Liminatus and the PIPE subscriber entered into a sixth amendment (the “Sixth Amendment to Equity PIPE”) to the Equity Subscription Agreement, dated November 28, 2022, as amended by the Amendment to Equity Subscription Agreement, dated August 14, 2023, the Second Amendment to the Equity Subscription Agreement, dated March 9, 2024, the Third Amendment to Equity Subscription Agreement, dated July 23, 2024, the Fourth Amendment to Equity Subscription Agreement, dated August 16, 2024, and the Fifth Amendment to Equity Subscription Agreement, dated October 31, 2024 (the “PIPE Equity Subscription Agreement”), pursuant to which the deadline for which the Subscriber can terminate the PIPE Equity Subscription Agreement was extended to June 30, 2025.

The foregoing description of the Sixth Amendment to Equity PIPE does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sixth Amendment to Equity PIPE, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 26, 2024, Iris Acquisition Corp, a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware an amendment to the Company’s amended and restated certificate of incorporation to change the date by which the Company must consummate a business combination to March 31, 2025 (subject to an additional three month extension at the discretion of the Board of Directors of the Company) (the “Extension Amendment”).

The Company’s stockholders approved the Extension Amendment at a special meeting of stockholders of the Company (the “Special Meeting”) on December 20, 2024. The foregoing description of the Extension Amendment is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 20, 2024, at the Special Meeting, a total of 7,036,499 (or 98.6%) of the Company’s issued and outstanding shares of Class A common stock held of record as of December 2, 2024, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

Proposal 1. To approve the Extension Amendment.

For	Against	Abstained	Broker Non-Votes
7,036,499	0	0	0

Proposal 2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

For	Against	Abstained	Broker Non-Votes
7,036,499	0	0	0

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

In connection with the Special Meeting, stockholders holding 64,453 public shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $11.44 per share (subject to adjustment for taxes payable from the trust account), for an aggregate redemption amount of approximately $672,889.32. Following such redemptions, 174,477 public shares will remain outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Seventh Amendment to Business Combination Agreement, dated as of December 26, 2024, by and among the Company, Iris Parent Holding Corp. and Liminatus Pharma, LLC.
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Iris Acquisition Corp, filed on December 26, 2024.
10.1	Sixth Amendment to PIPE Subscription Agreement, dated December 26, 2024, by and among Iris Acquisition Corp, Iris Parent Holding Corp., the Pipe Subscriber, and Liminatus Pharma, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Date: December 27, 2024
	By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer